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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2005
                                                           --------------

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)


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
      Delaware                    333-121605                    13-3416059
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  (State or other                (Commission                  (IRS Employer
  jurisdiction of                File Number)               Identification No.)
   incorporation)
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
     4 World Financial Center, 10th Floor                         10080
                  New York, NY
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   (Address of principal executive offices)                      Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         ITEM 8.01.  Other Events
                     ------------

                  Acquisition or Disposition of Assets: General
                  ---------------------------------------------

                  On June 13, 2005, Ownit Mortgage Loan Trust, Series 2005-2 (the "Trust"), acquired $294,009,312.69 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as March 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Litton Loan Servicing, LP, as Servicer and HSBC Bank USA, N.A., as trustee (the "Trustee"), and a Subsequent Transfer Instrument dated as of June 13, 2005 among the Depositor and the Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated January 19, 2005 and the Prospectus Supplement dated April 6, 2005 (together the "Prospectus").


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         ITEM 9.01.   Financial Statements and Exhibits
                     ---------------------------------

                  (c) Exhibits

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         Item 601(a)
         of Regulation S-K
         Exhibit No.                                          Description
         -----------                                          -----------

         10                                          Subsequent Transfer Instrument (without
                                                     attachments) dated as of June 13, 2005 between
                                                     Merrill Lynch Mortgage Investors, Inc., as seller
                                                     and HSBC Bank USA, N.A., as Trustee.


         99                                          Mortgage Loan Characteristics, revised to include
                                                     the Subsequent Mortgage Loans transferred
                                                     pursuant to the Subsequent Transfer Instrument.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH MORTGAGE INVESTORS,
                                               INC.

         Date: June 28, 2005


                                                     By:  /s/ Matthew Whalen
                                                          -------------------
                                                     Name:  Matthew Whalen
                                                     Title: President




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                                INDEX TO EXHIBITS
                                -----------------
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

         Exhibit No.                                          Description
         -----------                                          -----------

         10                                          Subsequent Transfer Instrument (without
                                                     attachments) dated as of June 13, 2005 between
                                                     Merrill Lynch Mortgage Investors, Inc., as seller
                                                     (the "Depositor") and HSBC Bank USA, N.A., as
                                                     Trustee.


         99                                          Mortgage Loan Characteristics, revised to include
                                                     the Subsequent Mortgage Loans transferred
                                                     pursuant to the Subsequent Transfer Instrument.
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